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                                                                   Exhibit 10.26



   THIRD LOAN MODIFICATION AGREEMENT TO EQUIPMENT LOAN AND SECURITY AGREEMENT
         DATED JANUARY 31, 2002 AND FOURTH LOAN MODIFICATION AGREEMENT
  TO REVOLVING LOAN AND SECURITY AGREEMENT DATED MARCH 19, 2002 AND FIRST LOAN
        MODIFICATION AGREEMENT TO EQUIPMENT LOAN AND SECURITY AGREEMENT
                            DATED SEPTEMBER 30, 2002

     This Loan Modification Agreement is entered into as of December 31, 2002, by and between Stereotaxis, Inc. ("Borrower") whose address is 4041 Forest Park Avenue, St. Louis, Missouri 63108 and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, CA 95054, with a loan production office at 230 West Monroe, Suite 730, Chicago, Illinois 60606.

1. DESCRIPTION OF EXISTING INDEBTEDNESS; Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Equipment Loan and Security Agreement in the principal amount of $2,000,000, dated as of January 31, 2002, as may be amended from time to time (the " First Equipment Loan"), a Revolving Loan and Security Agreement in the principal amount of $2,000,000, dated as of March 19, 2002, as may be amended from time to time (the "Revolving Loan,"), and an Equipment Loan and Security Agreement in the principal amount of $1,000,000, dated as of September 30, 2002, as may be amended from time to time (the "Second Equipment Loan" and together with the First Equipment Loan and the Revolving Loan, collectively the "Financing Agreements"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Financing Agreements.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Financing Agreements.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.  Modifications to Financing Agreements.

         The Financing Agreements are hereby amended to provide for a change in certain affirmative covenants and to provide for a change in the Borrowing Base. Financing Agreements is a defined term under all of the Financing Agreements.





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     B.  Modifications to Financing Agreements.

         1. SECTION 2.1.1(a) OF THE SECOND EQUIPMENT LOAN is hereby amended by deleting the reference to "October 31, 2002" and substituting therefor "March 31, 2003."

         2. SECTION 6.11 OF THE FIRST EQUIPMENT LOAN EQUITY FINANCING/IPO, is hereby amended by deleting the subsection in full and substituting the following:

                  Equity Financing. Borrower shall obtain new equity financing of at least $40 million on a cumulative basis by September 30, 2004. Minimum amounts are required as follows. Borrower shall (a) have closed on new equity financing of at least $5 million by December 31, 2002; and (b) have closed on a cumulative total of new equity financing at least $10 million by January 31, 2003; and (c) have closed on a cumulative total of new equity financing of at least $30 million by August 31, 2003; and (d) have closed on cumulative total of new equity financing of at least $40 million by September 30, 2004. New equity financings include all new equity funds received after December 1, 2002.

         3. SECTION 6.11 OF THE SECOND EQUIPMENT LOAN EQUITY FINANCING/IPO, is hereby amended by deleting the subsection in full and substituting the following:

         Equity Financing. Borrower shall obtain new equity financing of at least $40 million on a cumulative basis by September 30, 2004. Minimum amounts are required as follows. Borrower shall (a) have closed on new equity financing of at least $5 million by December 31, 2002; and (b) have closed on a cumulative total of new equity financing at least $10 million by January 31, 2003; and (c) have closed on a cumulative total of new equity financing of at least $30 million by August 31, 2003; and
         (d) have closed on cumulative total of new equity financing of at least $40 million by September 30, 2004. New equity financings include all new equity funds received after December 1, 2002.


         4. SECTION 6.11 OF THE REVOLVING LOAN EQUITY FINANCING/IPO, is hereby amended by deleting the subsection in full and substituting the following:

         Equity Financing. Borrower shall obtain new equity financing of at least $40 million on a cumulative basis by September 30, 2004. Minimum amounts are required as follows. Borrower shall (a) have closed on new equity financing of at least $5 million by December 31, 2002; and (b) have closed on a cumulative total of new equity financing at least $10 million by January 31, 2003; and (c) have closed on a cumulative total of new equity financing of at least $30 million by August 31, 2003; and
         (d) have closed on cumulative total of new equity financing




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         of at least $40 million by September 30, 2004. New equity financings include all new equity funds received after December 1, 2002.


         5. SECTION 6 OF THE SECOND EQUIPMENT LOAN AFFIRMATIVE COVENANTS, is hereby amended by adding the following subsection:

            6.12 Money Market Account. Borrower shall deposit $1 million in Borrower's Money Market Account with Bank. Hank shall place a hold on the Money Market Account until Bank receives invoices for Eligible Equipment supporting the Equipment Advance of $1 million. Bank will release its hold on the Money Market Account, pro rata, by the amount of invoices for Eligible Equipment received by Bank.

         6. SECTION 13 OF THE REVOLVING LOAN DEFINITIONS, is hereby amended by amending the definition of "BORROWING BASE" by deleting the reference to "October 2, 2002" in the last line and substituting therefore "January 7, 2003."

         7. SECTION 13 OF THE REVOLVING LOAN DEFINITIONS is hereby amended by adding the following to the end of the definition of "ELIGIBLE ACCOUNTS":

            Notwithstanding the foregoing, Eligible Accounts shall include those accounts owing from Rush Presbyterian-St. Luke Medical Center due October 17, 2002 if collected on or before January 7, 2003.

     4. WAIVER OF DEFAULTS. The Bank hereby waives and releases the Borrower from any and all defaults under the Financing Agreements existing prior to the date hereof.

     5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     6. PAYMENT OF EXPENSES. Borrower shall pay to Bank all fees and expenses incurred in negotiating and drafting this Loan Modification Agreement.

     7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

     8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless




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     the party is expressly released by Bank in writing. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     9. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon (i) execution by Borrower of this Loan Modification Agreement; and (ii) payment by Borrower of all fees and expenses required under this Agreement.


                                                [SIGNATURE PAGES TO FOLLOW]









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         This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                         BANK:

STEREOTAXIS, INC.                                 SILICON VALLEY BANK



By:    /s/ Peggy S. Stohr                         By:
       -------------------------                        ------------------------

Name:  Peggy S. Stohr                             Name:
       -------------------------                        ------------------------

Title: VP Admin/Controller                        Title:
       -------------------------                        ------------------------




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         This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                        BANK:

STEREOTAXIS, INC.                                SILICON VALLEY BANK



By:    /S/ Peggy S. Stohr                        By:    /s/ Amanda Peak
       -------------------------                        -----------------------

Name:  Peggy S. Stohr                            Name:  Amanda Peak
       -------------------------                        -----------------------

Title: VP Admin/Controller                       Title: Assistant Vice President
       -------------------------                        -----------------------




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